                                                                   EXHIBIT 10.15

                             NOTE PURCHASE AGREEMENT
                                   (Advantage)

       THIS NOTE PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, by and between LIDAK PHARMACEUTICALS, a California corporation, with headquarters located at 11077 N. Torrey Pines Road, La Jolla, California 92037 (the "Company"), and the undersigned (the "Buyer").

                              W I T N E S S E T H:

       WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

       WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, a convertible note of the Company which will be convertible into shares of Class A Common Stock, no par value (the "Common Stock"), of the Company upon the terms and subject to the conditions of such note, subject to acceptance of this Agreement by the Company; and

       WHEREAS, contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Subscription Agreement (the "Subscription Agreement") providing for the purchase and sale of shares of Common Stock and the Company and GFL Performance Fund Limited ("Performance") are executing and delivering a Note Purchase Agreement (the "Performance Note Purchase Agreement") providing for the purchase and sale, upon the terms and subject to the conditions provided therein, of a convertible promissory note of the Company in the principal amount of $1,000,000.00;

       NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

       1.      AGREEMENT TO PURCHASE; PURCHASE PRICE.

       a. Purchase. The undersigned hereby agrees to purchase from the Company a convertible promissory note of the Company in the principal amount set forth on the signature page of this Agreement having the terms and conditions and in the form attached hereto as Annex I (the "Note") at the price set forth on the signature page of this Agreement. The purchase price for the Note shall be as set forth on the signature page hereto and shall be payable in United States Dollars.

       b. Form of Payment. The Buyer shall pay the purchase price for the Note by delivering good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as Annex II (the "Joint Escrow Instructions"). Such delivery of funds shall be made against delivery by the Company of the Note duly executed on behalf of the Company. Promptly following payment by the Buyer to the Escrow Agent of the purchase price of the Note, the Company shall deliver the Note, duly executed on behalf of the Company, to the Escrow Agent. By signing this Agreement, the Buyer and the Company each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

       c. Method of Payment. Payment of the purchase price for the Note shall be made by wire transfer of funds to:

       Citibank, N.A.
       153 East 53rd Street
       New York, New York 10043

       ABA#021000089
       For Further Credit to A/C#37179446
       for credit to the account of Brian W. Pusch Attorney
       Escrow Account
       Reference: GFL/Lidak Pharmaceuticals

Not later than 4:00 p.m., New York City time, on the date which is five New York Stock Exchange trading days after the Company shall have accepted this Agreement and the Subscription Agreement and returned signed counterparts of this Agreement and the Subscription Agreement to the Buyer, the Buyer shall deposit with the Escrow Agent the aggregate purchase price for the Note.

       2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

       The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

       a. The Buyer is purchasing the Note for its own account for investment only and not with a view towards the public sale or distribution thereof;

       b. The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

       c. All subsequent offers and sales of the Note and the shares of Common Stock issuable upon conversion of the Note (the "Shares" and, together with the Note, the "Securities") by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration;

       d. The Buyer understands that the Note is being offered and sold, and the Shares are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Note and to receive an offer of the Shares;

       e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Note and the offer of the Shares which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K for the fiscal year ended September 30, 1994, (2) Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 1994, March 31, 1995 and June 30, 1995, (3) Current Report on Form 8-K, dated September 27, 1995, (4) the Company's definitive Proxy Statement for its

1995 Annual Meeting of Stockholders and (5) the Company's
Registration Statement on Form S-3, dated March 7, 1995, and the prospectus forming part thereof, dated March 28, 1995, in each case as filed with the SEC. The Buyer understands that its investment in the Securities involves a high degree of risk;

       f. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities; and

       g. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally;

       h. The execution and delivery of this Agreement by the Buyer and the consummation by the Buyer of the purchase of the Note and the other transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Buyer of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Buyer, the investment policies and investment restrictions of the Buyer, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Buyer is a party or by which it or any of its properties or assets are bound; and

       i. The Buyer is not purchasing the Note for the purpose of covering any short sales of the Common Stock made by the Buyer with the Shares, and the Buyer will not engage in hedging transactions (including, without limitation, short sales) in the Common Stock, other than hedging transactions entered into prior to the effectiveness of the Registration Statement required to be filed by the Company pursuant to Section 2(a) of the Registration Rights Agreement, the form of which is attached to the Subscription Agreement as Annex II (the "Registration Rights Agreement"), which hedging transactions by the Buyer and Performance when entered into by the Buyer and Performance in the aggregate at any time will not relate to Common Stock with a value greater than 12% of the aggregate initial investment of the Buyer pursuant to this Agreement and the Subscription Agreement and of Performance pursuant to the Performance Note Purchase Agreement.

       3.      COMPANY REPRESENTATIONS, ETC.

       The Company represents and warrants to the Buyer that:

       a. Concerning the Shares. The Shares have been duly authorized and, when issued upon conversion of the Note, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Shares. The Common Stock is listed for trading on the NASDAQ National Market and no suspension of trading in the Common Stock is in effect.

       b. Note Purchase Agreement; Registration Rights Agreement and Note. This Agreement and the Registration Rights Agreement have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally; and the Note has been duly and validly authorized and, when executed and delivered on behalf of the Company in accordance with this Agreement, will be a valid and binding obligation of the Company in accordance with its terms, subject to general principles of equity and to bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors rights generally.

       c. Non-contravention. The execution and delivery of this Agreement and Registration Rights Agreement by the Company and the consummation by the Company of the issuance of the Securities and the other transactions contemplated by this Agreement, Registration Rights Agreement and the Note do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

       d. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities as contemplated by this Agreement and the Note.

       e. Information Provided. The information provided by or on behalf of the Company to the Buyer and referred to in Section 2(e) of this Agreement does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are made, not misleading.

       f. Absence of Certain Changes. Since September 30, 1994 through the date hereof, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in the documents referred to in Section 2(e) hereof.

       g. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

       h. Absence of Events of Default. No Event of Default, as defined in the Note, and no event which, with the giving of notice or the passage of time or both, would become an

Event of Default (as so defined), in any case which Event of Default would have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or a material adverse effect on the transactions contemplated by this Agreement or the rights of the Buyer in connection therewith, has occurred and is continuing.

       4.      CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

       a. Transfer Restrictions. The Buyer acknowledges that (1) the Note has not been and is not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

       b. Restrictive Legend. The Buyer acknowledges and agrees that the Note, and, until such time as the Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates for the Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

       The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

       c. Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement, in the form attached to the Subscription Agreement as Annex II, on or before the Closing Date.

       d. Form D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing.

       e. NASDAQ Notification; Reporting Status. On or before the Closing Date, the Company shall file a "NASDAQ National Market Notification Form for Listing of Shares and Notification Pursuant to SEC Rule 10b-17" with respect to the Shares with the National Association of Securities Dealers, Inc. and shall provide evidence of such filing to the Buyer. So long as the Buyer beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination for a period of three years after the Closing Date.

       f. Use of Proceeds. The Company will use the proceeds from the sale of the Note for the Company's internal working capital purposes and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership enterprise or other person.

       g. Receipt of Escrow Funds. If the closing hereunder shall have occurred and the Company has not received from the Escrow Agent the Escrow Funds (as defined in the Joint Escrow Instructions) within three business days after the Closing Date, the Company shall have the right, exercisable by written notice to the Buyer given at any time prior to receipt of the Escrow Funds by the Company, to rescind the sale of the Note pursuant to this Agreement and to cancel the issuance of the Note, whereupon the Buyer shall, as promptly as practical, return the Note to the Company and the Company shall return to the Buyer all Escrow Funds, if any, received by the Company after such notice is given.

       5.      TRANSFER AGENT INSTRUCTIONS.

       Promptly following the delivery by the Buyer of the aggregate purchase price for the Note in accordance with Section 1(c) hereof, and prior to the Closing Date, the Company will irrevocably instruct its transfer agent to issue certificates for the Shares from time to time upon conversion of the Note in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Note. The Company warrants that no instruction other than such instructions referred to in this
Section 5 and stop transfer instructions to give effect to Section 4(a) hereof prior to registration of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of
Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall permit the transfer of the Securities and, in the case of the Shares, promptly instruct the Company's transfer agent to issue one or more share certificates in such name and in such denominations as specified by the Buyer.

       6.      NOTE DELIVERY INSTRUCTIONS.

       The Note shall be delivered by the Company to the Escrow Agent pursuant to Section 1(b) hereof on a delivery against payment basis at the closing.

       7.      CLOSING DATE.

       The date and time of the issuance and sale of the Note (the "Closing Date") shall be 12:00 noon, New York City time, on the date which is three New York Stock Exchange trading days after the date on which the Buyer has deposited the purchase price for the Note with the Escrow Agent in accordance with Section 1(c) hereof, or such other mutually agreed to time. The closing shall occur on the Closing Date at the offices of the Escrow Agent.

       8.      CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

       The Buyer understands that the Company's obligation to sell the Note to the Buyer pursuant to this Agreement is conditioned upon:

       a. The receipt and acceptance by the Company of this Agreement as evidenced by execution of this Agreement by the Company;

       b. Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the purchase price for the Note in accordance with Section 1(c) hereof;

       c. The accuracy in all material respects on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before such Closing Date; and

       d. The closings under the Subscription Agreement and the Performance Note Purchase Agreement shall have occurred.

       9.      CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

       The Company understands that the Buyer's obligation to purchase the Note is conditioned upon:

       a. Delivery by the Company to the Escrow Agent of the Note in accordance with this Agreement;

       b. The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before such Closing Date;

       c. On the Closing Date, the Buyer having received an opinion of counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in Annex III attached to the Subscription Agreement; and

       d. The closings under the Subscription Agreement and the Performance Note Purchase Agreement shall have occurred.

       10. GOVERNING LAW; MISCELLANEOUS. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party at such party's address shown in the introductory paragraph or on the signature page of this Agreement or such other address as a party shall have provided by notice to the other party in accordance with this provision. The Buyer shall have the right to assign it rights and obligations under this Agreement with respect to the purchase of all or any portion of the principal amount of the Note to one or more of ten funds advised by Genesee Advisors, provided such assignee, by written instrument duly executed by such assignee, assumes all obligations of the Buyer hereunder with respect to the purchase of the portion of the principal amount of the Note so assigned and makes the same representations and warranties with respect thereto as the Buyer makes in this Agreement, whereupon the Buyer shall be relieved of any further obligations, responsibilities and liabilities with respect to the purchase of all or the portion of the principal amount of the Note so assigned. In the case of any such assignment, the Company shall agree in writing with such assignee to make available to such assignee the benefits of the Registration Rights Agreement referred to in Section 4(c) hereof, as such agreement is amended, with respect to the Shares issuable on conversion of the Note or the portion of the principal amount thereof with respect to which the purchase under this Agreement has been so assigned.

       IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

PRINCIPAL AMOUNT OF NOTE:  $6,500,000.00

PURCHASE PRICE:  $6,500,000.00

NAME OF BUYER:  GFL ADVANTAGE FUND LIMITED



SIGNATURE  /s/ A.P. de Groot
           -----------------
Title:         President

Date:          November 15, 1995

Address:    c/o CITCO
            Kaya Flamboyan 9
            Curacao, Netherlands Antilles

          This Agreement has been accepted as of the date set forth below.

LIDAK PHARMACEUTICALS



By:  /s/Michael H. Lorber
     --------------------
Title:  Vice President/Chief Financial Officer

Date:   November 15, 1995

                              LIDAK PHARMACEUTICALS
                            SCHEDULE TO EXHIBIT 10.15

       In addition to the Note Purchase Agreement issued to GFL Advantage Fund Limited referenced as Exhibit 10.15, a Note Purchase Agreement in substantially the same terms executed between LIDAK Pharmaceuticals and GFL Performance Fund Limited on November 15, 1995.